                                                                   ANNUAL REPORT




PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.
PERFORMANCE AT A GLANCE

        Comparison of the change of a $10,000 investment in PaineWebber Financial Services Growth Fund Inc.(A) and the S&P 500 Index, for the 10-year period ended 3/31/99


              [THE FOLLOWING DATA WAS REPRESENTED BY A LINE GRAPH]

                   PaineWebber Financial
                   Services Growth Fund Inc.             S&P 500 Index
                   -------------------------              -------------

3/31/89                    9,552                             10,000
                          10,310                             10,881
9/30/89                   11,870                             12,044
                          10,772                             12,291
3/31/90                   10,238                             11,921
                          10,421                             12,670
9/30/90                    8,464                             10,930
                           9,444                             11,908
3/31/91                   11,607                             13,635
                          12,626                             13,602
9/30/91                   14,401                             14,329
                          15,617                             15,528
3/31/92                   16,625                             15,137
                          17,957                             15,424
9/30/92                   18,567                             15,910
                          21,658                             16,709
3/31/93                   24,238                             17,438
                          23,372                             17,521
9/30/93                   25,112                             17,973
                          23,893                             18,390
3/31/94                   23,477                             17,693
                          25,225                             17,768
9/30/94                   25,170                             18,635
                          23,713                             18,631
3/31/95                   25,876                             20,444
                          28,795                             22,392
9/30/95                   32,788                             24,170
                          34,969                             25,625
3/31/96                   35,972                             27,001
                          37,009                             28,211
9/30/96                   40,494                             29,082
                          45,095                             31,505
3/31/97                   46,302                             32,352
                          53,936                             37,995
9/30/97                   60,364                             40,840
                          65,478                             42,013
3/31/98                   70,341                             47,869
                          70,529                             49,458
9/30/98                   59,358                             44,552
                          66,993                             54,033
3/31/99                   64,848                             56,724

Past performance is no guarantee of future performance.

The performance of the other classes will vary from the performance of the class shown because of differences in sales charges and fees paid by shareholders investing in different classes.


The graph depicts the performance of PaineWebber Financial Services Growth Fund Inc.(A) versus the S&P 500 Index. It is important to note PaineWebber Financial Services Growth Fund Inc. is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.


AVERAGE ANNUAL TOTAL RETURN, PERIODS ENDED 3/31/99

                                           1 Year       5 Years      10 Years        Life/0/

                         Class A/*/        -7.81%       22.53%        21.11%         16.00%
     Before Deducting    Class B/**/       -8.51%       21.61%         N/A           22.80%
Maximum Sales Charge     Class C/+/        -8.50%       21.59%         N/A           19.84%
                         Class Y/++/       -7.57%        N/A           N/A           -6.59%

                         Class A/*/       -11.95%       21.41%        20.56%         15.59%
     After Deducting     Class B/**/      -13.01%       21.42%         N/A           22.80%
Maximum Sales Charge     Class C/+/        -9.40%       21.59%         N/A           19.84%


/0/ Life: since commencement of issuance on May 22, 1986 for Class A shares, July 1,1991 for Class B shares, July 2, 1992 for Class C shares and March 30, 1998 for Class Y shares.

/*/ Maximum sales charge for Class A shares is 4.5% of the public offering price. Class A Shares bear ongoing 12b-1 service fees.

/**/ Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after six years. Class B Shares bear ongoing 12b-1 distribution and service fees.

/+/ Maximum contingent deferred sales charge for Class C shares is 1% and is reduced to 0% after one year. Class C Shares bear ongoing 12b-1 distribution and service fees.

/++/ The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. Class Y shares do not bear initial or contingent deferred sales charges or ongoing distribution and service fees.

The investment return and the principal value of an investment in the Fund will fluctuate,so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ANNUAL REPORT


PAINEWEBBER UTILITY INCOME FUND
PERFORMANCE AT A GLANCE

        Comparison of the change of a $10,000 investment in PaineWebber Utility Income Fund (A), the S&P 500 Index, and the S&P Utility Index, for the 10-year period ended 3/31/99


              [THE FOLLOWING DATA WAS REPRESENTED BY A LINE GRAPH]

         PaineWebber Utility
         Income Fund (A)           S&P 500 Index             S&P Utility Index
         --------------------      --------------            -----------------
7/2/93        9,551                   10,000                      10,000
9/30/93       9,857                   10,258                      10,700
              9,484                   10,496                      10,090
3/31/94       8,789                   10,098                       9,257
              8,444                   10,141                       9,255
9/30/94       8,541                   10,635                       9,298
              8,563                   10,633                       9,289
3/31/95       9,052                   11,668                       9,930
              9,652                   12,780                      10,668
9/30/95      10,193                   13,795                      11,865
             11,030                   14,625                      13,110
3/31/96      10,719                   15,410                      12,486
             11,022                   16,101                      13,116
9/30/96      10,910                   16,598                      12,674
             11,901                   17,981                      13,519
3/31/97      11,558                   18,465                      13,063
             12,499                   21,685                      13,830
9/30/97      13,537                   23,309                      14,494
             14,966                   23,978                      16,851
3/31/98      16,083                   27,321                      17,798
             15,695                   28,228                      18,013
9/30/98      15,922                   25,427                      18,847
             16,892                   30,838                      19,339
3/31/99      16,283                   32,374                      17,529

Past performance is no guarantee of future performance.
The performance of the other classes will vary from the performance of the class shown because of differences in sales charges and fees paid by shareholders investing in different classes.

The graph depicts the performance of PaineWebber Utility Income Fund (A) versus the S&P 500 Index and the S&P Utility Index. It is important to note PaineWebber Utility Income Fund is a professionally managed mutual fund while the Indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


AVERAGE ANNUAL TOTAL RETURN, PERIODS ENDED 3/31/99

                                                1 Year        5 Years         Life(0)

                              Class A(*)         1.24%        13.13%          9.72%
            Before Deducting  Class B(**)        0.49%        12.26%          8.90%
       Maximum Sales Charge   Class C(+)         0.44%        12.24%          8.89%
                              Class Y(++)         N/A          N/A           10.14%

                              Class A(*)        -3.31%        12.08%          8.85%
            After Deducting   Class B(**)       -4.45%        12.01%          8.79%
     Maximum Sales Charge     Class C(+)        -0.55%        12.24%          8.89%

(0) Life: since commencement of issuance on July 2, 1993 for Class A, Class B and Class C shares, and September 10, 1998 for Class Y shares.

(*) Maximum sales charge for Class A shares is 4.5% of the public offering price. Class A Shares bear ongoing 12b-1 service fees.

(**) Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after six years. Class B Shares bear ongoing 12b-1 distribution and service fees.

(+) Maximum contingent deferred sales charge for Class C shares is 1% and is reduced to 0% after one year. Class C Shares bear ongoing 12b-1 distribution and service fees.

(++) The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. Class Y shares do not bear initial or contingent deferred sales charges or ongoing distribution and service fees.

The investment return and the principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                                   ANNUAL REPORT


                                        May 20, 1999

Dear Shareholder,

We are pleased to present you with the annual report for the PaineWebber Financial Services Growth Fund Inc. and the PaineWebber Utility Income Fund for the fiscal year ended March 31, 1999.


MARKET REVIEW

[GRAPHIC]   Russia's currency crisis in August 1998 brought the stock market down sharply as investors around the world fled stocks and sought the safety of U.S. Treasury securities. Fears about exposure to over-leveraged hedge funds and to emerging markets led to a sell-off in financial services stocks. Stock prices rebounded in the second half of the fiscal year, but endured considerable volatility along the way.


     During the last quarter of the fiscal year, three general trends dominated the stock market: (1) a small number of stocks accounted for most of the gains in the S&P 500 Index and in the Dow Jones Industrial Average; (2) value stocks (as measured by the Russell 1000 Value Index) significantly lagged growth stocks (as measured by the Russell 1000 Growth Index); and (3) large capitalization stocks outperformed small and mid cap stocks. As measured by the S&P 500 Index (the "Index"), the stock market gained 18.49% for the fiscal year ended March 31, 1999.

PAINEWEBBER FINANCIAL SERVICES
GROWTH FUND INC.


PERFORMANCE --

     The Fund's total return consists of the change in net asset value with dividends reinvested. For the fiscal year ended March 31, 1999, without deducting sales charges, Class A shares lost 7.81%, Class B shares lost 8.51%, Class C shares lost 8.50% and Class Y shares lost 7.57%.

     The Fund's total return may be lower for shareowners who purchased or redeemed Fund shares during the period. After deducting the maximum applicable sales charges, Class A shares lost 11.95%, Class B shares lost 13.01% and Class C shares lost 9.40%. Class Y shares are not subject to sales charges.


PORTFOLIO  HIGHLIGHTS --

     During the first half of the fiscal year the Fund benefited from its underweightings in companies with large global exposure, such as multinational banks. During the second half of the fiscal year, Fund performance suffered when financial services stocks lagged the Index. Companies in all

ANNUAL REPORT


     PAINEWEBBER
     FINANCIAL SERVICES
     GROWTH FUND INC.
     FUND PROFILE

  o  Goal:
     Long-term capital
     appreciation

  o  Portfolio Managers:
     Mark Tincher-Chief
     Investment Officer-Equities
     and Andrew Dinnhaupt, Mitchell
     Hutchins Asset Management Inc.

  o  Total Net Assets:
     $483.8 million as of March 31, 1999

  o  Dividend Payments:
     Annually



PAINEWEBBER
FINANCIAL
SERVICES
GROWTH FUND INC.

Asset Allocation(*)

Banks 30.0%

Insurance 27.9%

Financial Services 18.4%

Cash Equivalents 11.1%

Thrift Institutions 6.4%

Business Services 3.1%

Real Property 2.9%

Rights and Warrants 0.2%

sectors of the financial services industry were hit hard for missing earnings estimates or lowering their growth rate forecasts. For the fiscal year ended March 31, 1999, the financial services sector as measured by the S&P Financial Index gained 6.56%. As in the broader market, the largest companies contributed most of the sector's gains.

     New purchases in the Fund generally helped its performance during the latter half of the fiscal year. We focused the Fund's purchases on the specialty finance group, where we felt that valuations were attractive and risks were overstated. Continuing economic growth, diminishing unemployment and low inflation stimulated consumer spending, which in turn boosted the earnings of specialty finance firms such as credit card issuers. The Fund bought Providian Corp. (2.3%*) and Capital One Financial Corp. (2.7%) at what we believe to be attractive prices. Although both stocks had suffered when the bond markets became volatile in the latter part of the fiscal year, our research indicated that the stock prices had discounted too deeply the risks to the companies' earnings.

     Our focus on specialty services extended to the insurance sector, where the Fund emphasized life insurance companies such as Nationwide Financial Services Inc. (2.0%) and Hartford Financial Services Group, Inc. (2.0%). Both companies reported good sales momentum during the fiscal year.

   GOING FORWARD --

Even if economic growth in the remainder of 1999 turns out to be a little slower than expected, we do not think it will impact the financial services sector more than any other sector of the market. We continue to believe that long-term consolidation in the financial services sector will be a positive for investors. We think aging baby boomers in the U.S. and abroad will demand more savings and investment products and set the stage for continued growth in financial services.

PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.

Top Ten Stocks(*)
-------------------------------------------------------------
Capital One Financial Corp.                              2.7%
American International Group Inc.                        2.5
Providian Corp.                                          2.3
Associates First Capital Corp.                           2.2
Ambac Financial Group Inc.                               2.0
Hartford Financial Services Group, Inc.                  2.0
Nationwide Financial Services Inc.                       2.0
Zions BanCorp                                            2.0
Travelers Property Casualty Corp.                        1.9
Bank One Corp.                                           1.8
-------------------------------------------------------------


(*) Weightings represent percentages of portfolio assets as of March 31, 1999.
    The Fund's portfolio is actively managed and its composition will vary over time.

                                                                   ANNUAL REPORT


     We like globally oriented insurance companies, whose stock prices have shown signs of stabilizing; larger, better-capitalized firms that are able to diversify into different channels of distribution, information, customer service or products; and larger money-center banks.


     We believe that the Fund holds companies with strong fundamentals and attractive valuations. We will stick to our investment discipline and not chase the latest fad. We firmly believe that the value in our holdings will be recognized over the long term.


PAINE WEBBER UTILITY INCOME FUND

[GRAPHIC]   PERFORMANCE --

     The Fund's total return consists of the change in net asset value with dividends reinvested. For the fiscal year ended March 31, 1999, without deducting sales charges, Class A shares gained 1.24%, Class B shares gained 0.49% and Class C shares gained 0.44%. For the same period, the Fund's benchmark, the S&P Utility Index, lost 1.51%. Class Y shares gained 10.14% for the 6 1/2-month period ended March 31, 1999.

     The Fund's total return may be lower for shareowners who purchased or redeemed Fund shares during the period. After deducting the maximum applicable sales charges, Class A shares lost 3.31%, Class B shares lost 4.45% and Class C shares lost 0.55%. Class Y shares are not subject to sales charges.

PORTFOLIO HIGHLIGHTS --

     During the third quarter of the Fund's fiscal year we profitably sold several of the Fund's holdings of appreciated electric utility stocks. In the last quarter of the fiscal year, rising interest rates caused electric utility stock prices to fall. (Electric utilities are particularly sensitive to interest rate increases because they depend heavily on borrowing to finance their operations.) This correction in the electric utility group gave us the opportunity to research and eventually purchase some undervalued stocks such as Duke Energy Corp. (0.7%), Unicom Corp. (1.0%) and New Century Energies Inc. (1.3%).(*)

     The Fund held positions in several real estate investment trusts (REITs) at fiscal year-end. REIT prices declined throughout 1998. By early 1999 their low valuations and high dividend yields made them attractive again.

     We are looking at ways to increase the Fund's overall dividend yield and at the same time add more growth potential. To achieve these goals we seek to balance the Fund's holdings between those with potential for income generation and those with potential for capital gains.

     We regard electric utility and real estate stocks as potentially stabilizing Fund holdings that may provide high dividend income. These stocks now look attractive-with estimated earnings


     PAINEWEBBER UTILITY
     INCOME FUND
     FUND PROFILE

  o  Goal:
     Current Income and
     capital appreciation

  o  Portfolio Manager:
     Mark Tincher-Chief
     Investment Officer-Equities,
     Christopher Solmssen,
     Julieanna Berry and Jim Keegan,
     Mitchell Hutchins Asset
     Management Inc.

  o  Total net Assets:
     $34.5 million as of
     March 31, 1999

  o  Dividend Payments:
     Quarterly



PAINE WEBBER
UTILITY INCOME
FUND

Asset Allocation(*)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART]

Stocks                       72.5%
Bonds                        18.7%
Cash & Cash Equivalents       8.8%


(*) Weightings represent percentages of portfolio assets as of March 31, 1999.
    The Fund's portfolio is actively managed and its composition will vary over time.

ANNUAL REPORT


PAINEWEBBER
UTILITY INCOME
FUND

Top Five Stock Sectors(*)

Utilities 75.0%

Consumer Cyclical 8.8%

Financial Services 2.4%

Capital Goods 1.6%

Energy 1.6%


PAINEWEBBER
UTILITY INCOME
FUND

Top Five Stocks(*)

MCI WorldCom Inc. 2.9%

Century Telephone Enterprises, Inc. 2.8%

PECO Energy Co. 2.7%

Qwest Communications International Inc. 2.6%

Cilcorp Inc. 2.4%


growth of 5-8% and projected dividend yields of 4-8%, we believe they offer significant total return potential.

     To give the Fund greater upside potential we have added more fast-growing telecommunications stocks. As e-commerce develops, we see strong growth potential for the companies that provide the cables and wires over which that commerce travels. The Fund owns AT&T Corp. (0.9%), MCI WorldCom Inc. (2.9%) and a variety of regional bell operating companies. We believe these companies are well positioned to benefit from the growing demand for data transmission, international calling and Internet access.

     The Fund also owns emerging carriers such as Global Crossing Ltd. (1.5%), Qwest Communications International Inc. (2.6%) and Level 3 Communications Inc. (1.9%). In addition, it holds Covad Communications Group Inc. (0.2%), one of three companies in the United States that sell digital subscriber line (DSL) service, a new technology that increases the bandwidth capacity of existing copper lines. Since DSL avoids the cost of laying fiberoptic cable or new wires, we think it will gain a significant share of the market for high-speed Internet access.

   GOING FORWARD --

     We are analyzing a number of prospective investments related to our focus on electric utilities and telecommunications, and expect to increase the Fund's positions in both sectors. As market conditions permit, we intend to continue paring the Fund's holdings of slower-growth, low-yielding stocks.

     Consolidation is still a major factor in both the power and telecommunications industries, and represents potential added value for some of the Fund's holdings. We believe telecommunications will benefit the most, and we look for global consolidations in that sector over the next few years.


OUTLOOK

[GRAPHIC]   Our 1999 expectations are for economic growth (real gross domestic product) of about 3.5%, inflation below 2% and corporate earnings growth of 5-7%. In our view, market valuations fully reflect this positive, broad economic picture.

     Our outlook is cautious over the near term. We are concerned that in this highly priced market long bond yields above 5.60% may lead to a correction. We remain cautious about Latin America--Brazil's currency has stabilized but it must still cope with recession.

Also, we are cautious about Europe's prospects because of the conflict in Kosovo. In this environment, stock picking will be key to outperformance.



(*) Weightings represent percentages of portfolio assets as of March 31, 1999. The Fund's portfolio is actively managed and its composition will vary over time.

                                                                   ANNUAL REPORT



     Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

     For a Quarterly Review on PaineWebber Financial Services Growth Fund Inc., PaineWebber Utility Income Fund or another fund in the PaineWebber Family of Funds,(1) please contact your Financial Advisor.

Sincerely,

/s/ Margo Alexander

Margo Alexander
Chairman and Chief Executive Officer
Mitchell Hutchins Asset Management Inc.

/s/ Brian M. Storms

Brian M. Storms
President and Chief Operating Officer
Mitchell Hutchins Asset Management Inc.

/s/ Mark A. Tincher

Mark A. Tincher
Managing Director and Chief Investment Officer -
Equities
Portfolio Manager, PaineWebber Financial Services
Growth Fund and PaineWebber Utility Income Fund

/s/ Andrew B. Dinnhaupt

Andrew B. Dinnhaupt
Vice President
Mitchell Hutchins Asset Management Inc.
Portfolio Manager, PaineWebber Financial Services
Growth Fund

/s/ Christopher T. Solmssen

Christopher T. Solmssen
Vice President
Mitchell Hutchins Asset Management Inc.
Portfolio Manager, PaineWebber Utility Income Fund

/s/ Julieanna M. Berry

Julieanna M. Berry
First Vice President
Mitchell Hutchins Asset Management Inc.
Portfolio Manager, PaineWebber Utility Income Fund

/s/ James F. Keegan

James F. Keegan
Senior Vice President
Mitchell Hutchins Asset Management Inc.
Portfolio Manager, PaineWebber Utility Income Fund

(1) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

    This letter is intended to assist shareholders in understanding how the Funds performed during the fiscal year ended March 31, 1999, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.

                        [This Page Intentionally Blank]

PaineWebber Financial Services Growth Fund Inc.
Performance Results
                 (unaudited)

                           Net Asset Value                 Total Return/1/
                   -------------------------------- -----------------------------
                                                      12 Months       6 Months
                   03/31/99  09/30/98   03/31/98    Ended 03/31/99 Ended 03/31/99
---------------------------------------------------------------------------------
Class A Shares      $30.24    $28.32      $33.56         (7.81)%         9.25%
---------------------------------------------------------------------------------
Class B Shares       29.35     27.42       32.62         (8.51)          8.84
---------------------------------------------------------------------------------
Class C Shares       29.28     27.37       32.56         (8.50)          8.85
---------------------------------------------------------------------------------

Performance Summary Class A Shares

                    Net Asset Value
                   ------------------ Capital Gains   Dividends        Total
Period Covered     Beginning  Ending   Distributed       Paid          Return/1/
---------------------------------------------------------------------------------
05/22/86-12/31/86    $9.25     $8.31       --            --            (10.16)%
---------------------------------------------------------------------------------
1987                  8.31      6.88     $0.2265       $0.3703         (11.05)
---------------------------------------------------------------------------------
1988                  6.88      7.70       --           0.2375          15.38
---------------------------------------------------------------------------------
1989                  7.70      9.08       --           0.2900          21.71
---------------------------------------------------------------------------------
1990                  9.08      7.73       --           0.2410         (12.33)
---------------------------------------------------------------------------------
1991                  7.73     12.55       --           0.2070          65.37
---------------------------------------------------------------------------------
1992                 12.55     17.38       --           0.0237          38.68
---------------------------------------------------------------------------------
1993                 17.38     17.22      1.8425        0.0820          10.32
---------------------------------------------------------------------------------
1994                 17.22     15.68      1.2660        0.1345          (0.75)
---------------------------------------------------------------------------------
1995                 15.68     20.57      2.2099        0.2942          47.46
---------------------------------------------------------------------------------
1996                 20.57     22.80      3.3870        0.2300          28.96
---------------------------------------------------------------------------------
1997                 22.80     31.24      1.5895        0.2068          45.20
---------------------------------------------------------------------------------
1998                 31.24     31.24      0.4139        0.2780           2.31
---------------------------------------------------------------------------------
01/01/99-03/31/99    31.24     30.24       --             --            (3.20)
---------------------------------------------------------------------------------
                              Totals:   $10.9353       $2.5950
---------------------------------------------------------------------------------
                          Cumulative Total Return as of 03/31/99:      575.55%
---------------------------------------------------------------------------------

Performance Summary Class B Shares

                    Net Asset Value
                   ------------------ Capital Gains   Dividends        Total
Period Covered     Beginning  Ending   Distributed       Paid          Return/1/
---------------------------------------------------------------------------------
07/01/91-12/31/91   $10.24    $12.56       --          $0.0640          23.30%
---------------------------------------------------------------------------------
1992                 12.56     17.31       --             --            37.82
---------------------------------------------------------------------------------
1993                 17.31     17.04     $1.8425        0.0571           9.57
---------------------------------------------------------------------------------
1994                 17.04     15.47      1.2660        0.0344          (1.53)
---------------------------------------------------------------------------------
1995                 15.47     20.21      2.2099        0.1766          46.36
---------------------------------------------------------------------------------
1996                 20.21     22.32      3.3870        0.0592          28.00
---------------------------------------------------------------------------------
1997                 22.32     30.42      1.5895        0.0884          44.10
---------------------------------------------------------------------------------
1998                 30.42     30.38      0.4139        0.0755           1.55
---------------------------------------------------------------------------------
01/01/99-03/31/99    30.38     29.35       --             --            (3.39)
---------------------------------------------------------------------------------
                              Totals:   $10.7088       $0.5552
---------------------------------------------------------------------------------
                          Cumulative Total Return as of 03/31/99:      391.89%
---------------------------------------------------------------------------------

/1/Figures assume reinvestment of all dividends and capital gain distributions at net asset value on the payable dates and do not include sales charges; results for each class would be lower if sales charges were included. Total return for periods of less than one year has not been annualized.
The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PaineWebber Financial Services Growth Fund Inc.
Performance Results
                 (unaudited) (concluded)

Performance Summary Class C Shares

                   Net Asset Value
                   ---------------- Capital Gains Dividends Total
Period Covered     Beginning Ending  Distributed    Paid    Return/1/
---------------------------------------------------------------------
07/02/92-12/31/92   $14.61   $17.32      --        $0.0359   18.80%
---------------------------------------------------------------------
1993                 17.32    17.03    $1.8425      0.0691    9.52
---------------------------------------------------------------------
1994                 17.03    15.48     1.2660      0.0209   (1.50)
---------------------------------------------------------------------
1995                 15.48    20.21     2.2099      0.1819   46.30
---------------------------------------------------------------------
1996                 20.21    22.29     3.3870      0.0861   27.99
---------------------------------------------------------------------
1997                 22.29    30.37     1.5895      0.0938   44.09
---------------------------------------------------------------------
1998                 30.37    30.31     0.4139      0.0944    1.55
---------------------------------------------------------------------
01/01/99-03/31/99    30.31   29.28       --          --      (3.40)
---------------------------------------------------------------------
                            Totals:   $10.7088     $0.5821
---------------------------------------------------------------------
                   Cumulative Total Return as of 03/31/99:  239.24%
---------------------------------------------------------------------

/1/Figures assume reinvestment of all dividends and capital gain distributions at net asset value on the payable dates and do not include sales charges; results would be lower if sales charges were included. Total return for periods of less than one year has not been annualized.

Note: The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs that are sponsored by PaineWebber and may invest in PaineWebber mutual funds. For the year ended March 31, 1999 and since inception, March 30, 1998 through March 31, 1999, Class Y shares have a total return of (7.57)% and (6.62)%, respectively. Class Y shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PaineWebber Utility Income Fund
Performance Results
                 (unaudited)

                           Net Asset Value                 Total Return/1/
                   -------------------------------- -----------------------------
                                                      12 Months       6 Months
                   03/31/99  09/30/98   03/31/98    Ended 03/31/99 Ended 03/31/99
---------------------------------------------------------------------------------
Class A Shares      $13.60    $13.43      $13.79          1.24%          2.27%
---------------------------------------------------------------------------------
Class B Shares       13.60     13.43       13.79          0.49           1.89
---------------------------------------------------------------------------------
Class C Shares       13.58     13.41       13.78          0.44           1.89
---------------------------------------------------------------------------------
Performance Summary Class A Shares
                    Net Asset Value
                   ------------------ Capital Gains   Dividends        Total
Period Covered     Beginning  Ending   Distributed       Paid          Return/1/
---------------------------------------------------------------------------------
07/02/93-12/31/93   $10.00     $9.70       --          $0.2340          (0.70)%
---------------------------------------------------------------------------------
1994                  9.70      8.28       --           0.4829          (9.71)
---------------------------------------------------------------------------------
1995                  8.28     10.14       --           0.4662          28.82
---------------------------------------------------------------------------------
1996                 10.14     10.56       --           0.3530           7.90
---------------------------------------------------------------------------------
1997                 10.56     12.90       --           0.3299          25.75
---------------------------------------------------------------------------------
1998                 12.90     14.17       --           0.3709          12.87
---------------------------------------------------------------------------------
01/01/99-03/31/99    14.17     13.60       --           0.0597          (3.60)
---------------------------------------------------------------------------------
                              Totals:    $0.0000       $2.2966
---------------------------------------------------------------------------------
                          Cumulative Total Return as of 03/31/99:       70.48%
---------------------------------------------------------------------------------
Performance Summary Class B Shares
                    Net Asset Value
                   ------------------ Capital Gains   Dividends        Total
Period Covered     Beginning  Ending   Distributed       Paid          Return/1/
---------------------------------------------------------------------------------
07/02/93-12/31/93   $10.00     $9.70       --          $0.2010          (1.02)%
---------------------------------------------------------------------------------
1994                  9.70      8.28       --           0.4169         (10.40)
---------------------------------------------------------------------------------
1995                  8.28     10.14       --           0.3980          27.87
---------------------------------------------------------------------------------
1996                 10.14     10.56       --           0.2756           7.06
---------------------------------------------------------------------------------
1997                 10.56     12.90       --           0.2427          24.78
---------------------------------------------------------------------------------
1998                 12.90     14.17       --           0.2689          12.03
---------------------------------------------------------------------------------
01/01/99-03/31/99    14.17     13.60       --           0.0335          (3.79)
---------------------------------------------------------------------------------
                              Totals:    $0.0000       $1.8366
---------------------------------------------------------------------------------
                          Cumulative Total Return as of 03/31/99:       63.30%
---------------------------------------------------------------------------------
Performance Summary Class C Shares
                    Net Asset Value
                   ------------------ Capital Gains   Dividends        Total
Period Covered     Beginning  Ending   Distributed       Paid          Return/1/
---------------------------------------------------------------------------------
07/02/93-12/31/93   $10.00     $9.70       --          $0.2020          (1.01)%
---------------------------------------------------------------------------------
1994                  9.70      8.28       --           0.4158         (10.41)
---------------------------------------------------------------------------------
1995                  8.28     10.14       --           0.3970          27.86
---------------------------------------------------------------------------------
1996                 10.14     10.56       --           0.2766           7.07
---------------------------------------------------------------------------------
1997                 10.56     12.89       --           0.2459          24.72
---------------------------------------------------------------------------------
1998                 12.89     14.15       --           0.2728          12.00
---------------------------------------------------------------------------------
01/01/99-03/31/99    14.15     13.58       --           0.0345          (3.79)
---------------------------------------------------------------------------------
                              Totals:    $0.0000       $1.8446
---------------------------------------------------------------------------------
                          Cumulative Total Return as of 03/31/99:       63.17%
---------------------------------------------------------------------------------

/1/Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sale charges; results would be lower if sales charges were included.
Note: The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs that are sponsored by PaineWebber and may invest in PaineWebber mutual funds. For the period September 10, 1998 (commencement of issuance) through March 31, 1999, Class Y shares had a total return of 10.14%. Class Y shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees. The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PaineWebber Financial Services Growth Fund Inc.
Portfolio of Investments                                          March 31, 1999

 Number of
  Shares                                                                Value
 ---------                                                           -----------
 Common Stocks -- 93.96%
 Banks -- 31.71%
  155,000  Bank of New York Co., Inc. ............................   $ 5,570,312
  169,000  Bank One Corp..........................................     9,305,562
   80,000  BB & T Corp. (1).......................................     2,895,000
  130,000  CCB Financial Corp. ...................................     7,028,125
  120,000  Comerica, Inc. ........................................     7,492,500
   84,000  Commerce Bancorp, Inc. ................................     3,465,000
  150,000  Community First Bankshares Incorporated ...............     3,000,000
  125,000  Cullen Frost Bankers Inc. .............................     5,992,187
  110,000  Fifth Third Bancorp....................................     7,253,125
  140,000  First American Corp. of Tennessee......................     5,162,500
  105,000  First Security Corp. ..................................     2,027,813
  167,375  HUBCO Inc. ............................................     5,617,523
   17,000  M & T Bank Corp........................................     8,143,000
   82,500  Marshall and Ilsley Corp. .............................     4,573,594
  125,000  Mellon Bank Corp. .....................................     8,796,875
   75,000  Northern Trust Corp. (1)...............................     6,660,937
   99,974  Old Kent Financial Corp. ..............................     4,223,902
  125,000  Prosperity Bancshares Incorporated.....................     1,531,250
   75,000  Seacoast Banking Corp. of Florida......................     2,006,250
  125,000  Summit Bancorp, Inc. ..................................     4,875,000
  155,000  Texas Regional Bankshares Inc. ........................     4,185,000
  150,000  Unionbancal Corp. .....................................     5,109,375
  200,000  US Bancorp, Inc. ......................................     6,812,500
   50,000  Wachovia Corp. ........................................     4,059,375
  130,000  Wells Fargo and Co.....................................     4,558,125
  110,000  West Coast Bancorp Oregon..............................     2,055,625
  250,000  Westamerica Bancorporation.............................     7,906,250
   55,000  Wilmington Trust Corp. ................................     3,141,875
  150,000  Zions Bancorporation...................................     9,975,000
                                                                     -----------
                                                                     153,423,580
                                                                     -----------
 Business Services -- 3.31%
  125,000  Deluxe Corp............................................     3,640,625
  160,000  First Data Corp........................................     6,840,000
  180,000  Sterling Commerce Inc.*(1).............................     5,535,000
                                                                     -----------
                                                                      16,015,625
                                                                     -----------
 Financial Services -- 19.49%
   30,000  American Express Co. ..................................     3,525,000
  250,000  Associates First Capital Corp. (1).....................    11,250,000
   90,000  Capital One Financial Corp. ...........................    13,590,000
  300,000  CIT Group, Inc. .......................................     9,168,750
  225,000  Conning Corp. .........................................     3,360,937
  140,000  Countrywide Credit Industries, Inc. ...................     5,250,000
  120,000  Equitable Companies Incorporated ......................     8,400,000
  150,000  Federal Home Loan Mortgage Corp. ......................     8,568,750

 Number of
  Shares                                                               Value
 ---------                                                          ------------
 Financial Services (continued)
  160,000  Finova Group Inc. (1).................................   $  8,300,000
  110,000  Household International, Inc. ........................      5,018,750
   55,000  Lehman Brothers Holdings, Inc. .......................      3,286,250
   30,000  Morgan Stanley, Dean Witter & Co. ....................      2,998,125
  105,000  Providian Corp. ......................................     11,550,000
                                                                    ------------
                                                                      94,266,562
                                                                    ------------
 Insurance -- 29.59%
  270,000  ACE Ltd. .............................................      8,420,625
  100,000  AFLAC Incorporated....................................      5,443,750
  190,000  Ambac Financial Group Inc. ...........................     10,260,000
   62,500  American General Corp. (1)............................      4,406,250
  104,125  American International Group Inc. ....................     12,560,078
  135,000  AON Corp. ............................................      8,538,750
  300,000  Enhance Financial Services Group Inc..................      6,825,000
  100,000  Fremont General Corp. ................................      1,906,250
  180,000  Hartford Financial Services Group, Inc................     10,226,250
   70,000  Hartford Life Inc.....................................      3,850,000
  100,000  MBIA, Inc. ...........................................      5,800,000
  165,000  Mutual Risk Management Ltd. (1).......................      6,311,250
  240,000  Nationwide Financial Services Inc.....................     10,080,000
  240,000  Protective Life Corp. ................................      9,090,000
  187,500  Reinsurance Group of America, Inc. (1)................      7,980,469
  170,000  Reliastar Financial Corp. ............................      7,246,250
  253,500  Scottish Annuity & Life...............................      2,471,625
  120,000  Torchmark, Inc........................................      3,795,000
  275,000  Travelers Property Casualty Corp......................      9,831,250
  170,000  UNUM Corp. ...........................................      8,085,625
                                                                    ------------
                                                                     143,128,422
                                                                    ------------
 Real Property -- 3.06%
  160,000  Cabot Industrial Trust................................      3,020,000
  125,000  Carramerica Realty Corp. .............................      2,757,813
  125,000  Manufactured Home Communities Inc. ...................      3,000,000
  156,000  New Plan Excel Realty Trust Inc. (1)..................      2,993,250
  175,000  Westfield America Inc. ...............................      3,051,563
                                                                    ------------
                                                                      14,822,626
                                                                    ------------
 Thrift Institutions -- 6.80%
  264,500  Charter One Financial Inc. ...........................      7,633,305
   35,000  Commercial Federal Corporation........................        814,601
  345,000  Dime Bancorp, Inc.....................................      7,999,687
  184,300  Golden State Bancorp Inc.*(1).........................      4,100,675
  200,000  Greenpoint Financial Corp. ...........................      6,950,000
  150,000  PBOC Holdings Inc. ...................................      1,350,000

PaineWebber Financial Services Growth Fund Inc.
                 See accompanying notes to financial statements

 Number of
  Shares                                                               Value
 ---------                                                          ------------
 Common Stocks (concluded)
 Thrift Institutions (concluded)
  150,000  Queens County Bancorp Inc. ...........................   $  4,050,000
                                                                    ------------
                                                                      32,898,268
                                                                    ------------
 Total Common Stocks (cost -- $381,317,667).......................   454,555,083
                                                                    ------------

 Number of
 Rights and
  Warrants                                                              Value
 ----------                                                            --------
 Rights and Warrants -- 0.16%
   20,000   Coast Federal Litigation Contingent Payment Rights......   $118,750
  135,000   Golden State Bancorp Inc. Litigation Tracking Warrants..    653,906
                                                                       --------
 Total Rights and Warrants (cost -- $770,102)........................   772,656
                                                                       --------

 Principal
  Amount                                       Maturity Interest
   (000)                                        Dates    Rates
 ---------                                     -------- --------
 U.S. Government Obligation -- 4.12%
  $20,000  United States Treasury Bills
            (cost -- $19,962,356)...........   04/15/99  4.840%@    19,962,356
                                                                  ------------
 Repurchase Agreements -- 7.68%
   17,146  Repurchase Agreement dated
            03/31/99 with Salomon Smith Bar-
            ney, Inc., collateralized by
            $16,845,000 U.S. Treasury Notes,
            6.250% due 08/31/02 (value--
            $17,497,744); proceeds;
            $17,148,334.....................   04/01/99  4.900      17,146,000
   20,000  Repurchase Agreement dated
            03/31/99 with SG Cowen Corp.,
            collateralized by $19,066,000
            U.S. Treasury Notes, 6.500% due
            08/15/05 (value--$20,400,620);
            proceeds; $20,002,722...........   04/01/99  4.900      20,000,000
                                                                  ------------
 Total Repurchase Agreements (cost --
   $37,146,000)..............................                       37,146,000
                                                                  ------------
 Total Investments (cost -- $439,196,125) --
   105.92%...................................                      512,436,095
 Liabilities in excess of other assets --
   (5.92)%...................................                      (28,649,131)
                                                                  ------------
 Net Assets (100.00%)........................                     $483,786,964
                                                                  ============

---------
 *Non-income producing security
(1)Security, or portion thereof, was on loan at March 31, 1999.
@Yield to maturity at date of purchase

PaineWebber Utility Income Fund
Portfolio of Investments                                          March 31, 1999

 Number of
  Shares                                                                Value
 ---------                                                           -----------
 Common Stocks -- 79.79%
 Electric Utilities -- 36.02%
  12,500   Allegheny Energy Inc...................................   $   368,750
  17,500   BEC Energy.............................................       643,125
  20,000   Baltimore Gas & Electric Co............................       507,500
  14,000   CMS Energy Corp........................................       560,875
  15,000   Cilcorp Inc............................................       900,937
  37,500   DPL Inc................................................       618,750
  20,000   DQE Inc................................................       767,500
   5,000   Duke Energy Corp.......................................       273,125
  20,000   El Paso Energy Corp....................................       653,750
  15,000   Energy East Corp.......................................       788,437
  15,000   First Energy Corp......................................       419,063
  11,500   FPL Group, Inc.........................................       612,375
  15,000   Illinova Corp..........................................       317,813
  15,000   Interstate Energy Corp.................................       397,500
  15,000   New Century Energies Inc...............................       510,938
  24,000   NIPSCO Industries Inc..................................       648,000
  22,500   PECO Energy Co.........................................     1,040,625
  30,000   Public Service Co. of New Mexico.......................       510,000
  20,000   Puget Sound Power & Light Co...........................       461,250
  21,000   SCANA Corp.............................................       455,438
  17,500   Sierra Pacific Resources...............................       615,781
  10,000   Unicom Corp............................................       365,625
                                                                     -----------
                                                                      12,437,157
                                                                     -----------
 Electrical Equipment -- 1.61%
  12,000   Global Crossing Ltd.*(1)...............................       555,000
                                                                     -----------
 Financial Services -- 0.41%
   9,300   Medallion Financial Corp...............................       140,081
                                                                     -----------
 Gas Utility -- 6.48%
  30,000   AGL Resources Inc......................................       526,875
  17,000   Coastal Corp...........................................       561,000
  10,000   Columbia Energy Group..................................       522,500
  17,500   NICOR Inc..............................................       628,906
                                                                     -----------
                                                                       2,239,281
                                                                     -----------

 Number of
  Shares                                                                Value
 ---------                                                           -----------
 Long Distance & Phone Companies -- 25.23%
   8,000   Ameritech Corp.........................................   $   463,000
   4,500   AT&T Corp..............................................       359,156
  15,376   Bell Atlantic Corp.....................................       794,747
  22,000   BellSouth Corp.........................................       881,375
  15,000   Century Telephone Enterprises, Inc.....................     1,053,750
   1,000   Covad Communications Group, Inc.*......................        65,750
  10,000   GTE Corp...............................................       605,000
  20,000   ITC Deltacom*..........................................       436,250
  10,000   Level 3 Communications Inc.*...........................       728,125
  12,463   MCI WorldCom Inc.*.....................................     1,103,754
  13,500   Qwest Communications International Inc.*...............       973,266
   9,000   SBC Communications Inc.................................       424,125
  15,000   US West, Inc...........................................       825,938
                                                                     -----------
                                                                       8,714,236
                                                                     -----------
 Media -- 1.45%
  10,000   Univision Communications Inc.*.........................       500,000
                                                                     -----------
 Real Property -- 6.07%
  33,000   New Plan Excel Realty Trust Inc........................       633,187
  10,000   Storage USA Inc........................................       283,750
  18,000   Sun Communities........................................       571,500
  10,000   Vornado Realty Trust...................................       345,000
  15,000   Westfield America Inc..................................       261,563
                                                                     -----------
                                                                       2,095,000
                                                                     -----------
 Water -- 2.52%
  30,000   American Water Works Co. Inc...........................       871,875
                                                                     -----------
 Total Common Stocks (cost -- $19,216,874).........................   27,552,630
                                                                     -----------

PaineWebber Utility Income Fund

 Principal
  Amount                                    Maturity          Interest
   (000)                                      Date             Rates         Value
 ---------                            -------------------- -------------- -----------
 Corporate Bonds -- 6.47%
 Beverages & Tobacco -- 0.55%
    $190   Seagram (Joseph) & Sons,
           Inc.....................         12/15/05           6.625%     $   189,452
                                                                          -----------
 Cable -- 1.99%
     550   TCI Communications,
           Inc.....................         03/31/27           9.650          686,178
                                                                          -----------
 Electric Utilities -- 1.42%
     500   Texas Utilities Electric
           Capital.................         01/30/37           8.175          491,419
                                                                          -----------
 Entertainment -- 0.63%
     200   Time Warner Inc.........         01/15/08           7.480          215,703
                                                                          -----------
 Publishing -- 1.88%
     610   News America Holdings
           Inc.....................   12/01/95 to 10/17/96 7.900 to 8.250     650,405
                                                                          -----------
 Total Corporate Bonds (cost --
  $2,071,924).......................                                        2,233,157
                                                                          -----------
 Convertible Bond -- 3.15%
 Cable -- 3.15%
     500   International Cabletel
           Inc.+ (cost --
            $500,000)..............         06/15/08           7.000        1,088,125
                                                                          -----------
 U.S. Government Obligation -- 8.67%
   3,000   United States Treasury
           Bills (cost --
            $2,994,354)............         04/15/99           4.840@       2,994,354
                                                                          -----------
 Repurchase Agreements -- 11.90%
   1,500   Repurchase Agreement
            dated 03/31/99 with
            Deutsche Bank,
            collateralized by
            $1,500,000 U.S.
            Treasury Notes, 6.000%
            due 08/15/00 (value--
            $1,530,000); proceeds:
            $1,500,204.............         04/01/99           4.900        1,500,000
   1,500   Repurchase Agreement
            dated 03/31/99 with
            Salomon Smith Barney,
            Inc., collateralized by
            $1,590,000 U.S.
            Treasury Bills, due
            01/06/00 (value--
            $1,535,145); proceeds:
            $1,500,204.............         04/01/99           4.900        1,500,000
   1,110   Repurchase Agreement
            dated 03/31/99 with
            State Street Bank &
            Trust Co.,
            collateralized by
            $775,000 U.S. Treasury
            Bonds, 12.000% due
            08/15/13 (value--
            $1,138,352); proceeds:
            $1,100,150.............         04/01/99           4.870        1,110,000
                                                                          -----------
 Total Repurchase Agreements
 (cost -- $4,110,000)...............                                        4,110,000
                                                                          -----------
 Total Investments (cost --
  $28,893,152) -- 109.98%...........                                       37,978,266
 Liabilities in excess of other as-
 sets -- (9.98)%....................                                       (3,446,215)
                                                                          -----------
 Net Assets -- 100.00%..............                                      $34,532,051
                                                                          ===========

---------
*Non-Income producing security.
+ Security exempt from registration under 144A of the Securities Act of 1933.
  This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(1) Security, or portion thereof, was on loan at March 31, 1999.
@ Yield to maturity at date of purchase.

                 See accompanying notes to financial statements

PaineWebber
Statement of Assets and Liabilities                               March 31, 1999

                                                       Financial     Utility
                                                        Services     Income
                                                      Growth Fund     Fund
                                                      ------------ -----------
Assets
Investments in securities, at value (cost--
 $402,050,125 and $24,783,152, respectively)......... $475,290,095 $33,868,266
Repurchase agreements (cost--$37,146,000 and
 $4,110,000 respectively)............................   37,146,000   4,110,000
Investments of cash collateral received for
 securities loaned at value (cost--$42,014,500 and
 $0, respectively)...................................   42,014,500     --
Cash.................................................    2,752,680      27,352
Dividends and interest receivable....................      820,533     120,838
Receivable for fund shares sold......................      772,980      29,125
Receivable for investments sold......................      366,352     --
Other assets.........................................       75,812      58,249
                                                      ------------ -----------
Total assets.........................................  559,238,952  38,213,830
                                                      ------------ -----------
Liabilities
Collateral for securities loaned.....................   42,014,500     --
Payable for investments purchased....................   30,818,892   3,487,918
Payable for fund shares repurchased..................    1,903,050      20,775
Payable to affiliates................................      574,953      46,060
Accrued expenses and other liabilities...............      140,593     127,026
                                                      ------------ -----------
Total liabilities....................................   75,451,988   3,681,779
                                                      ------------ -----------
Net Assets
Capital Stock/Beneficial Interest shares of $0.001
 par value outstanding...............................  400,649,451  27,609,875
Accumulated net investment income....................    1,100,359      36,132
Accumulated net realized gains (losses) from
 investment transactions.............................    8,797,184  (2,199,070)
Net unrealized appreciation of investments...........   73,239,970   9,085,114
                                                      ------------ -----------
Net assets........................................... $483,786,964 $34,532,051
                                                      ============ ===========
Class A:
Net assets........................................... $204,433,019 $ 7,307,608
                                                      ------------ -----------
Shares outstanding...................................    6,760,980     537,404
                                                      ------------ -----------
Net asset value and redemption value per share.......       $30.24      $13.60
                                                            ======      ======
Maximum offering price per share (net asset value
 plus sales charge of 4.50% of offering price).......       $31.66      $14.24
                                                            ======      ======
Class B:
Net assets........................................... $195,392,336 $19,484,175
                                                      ------------ -----------
Shares outstanding...................................    6,657,721   1,432,421
                                                      ------------ -----------
Net asset value and offering price per share.........       $29.35      $13.60
                                                            ======      ======
Class C:
Net assets........................................... $ 78,669,581 $ 7,700,362
                                                      ------------ -----------
Shares outstanding...................................    2,686,595     566,900
                                                      ------------ -----------
Net asset value and offering price per share.........       $29.28      $13.58
                                                            ======      ======
Class Y:
Net assets........................................... $  5,292,028 $    39,906
                                                      ------------ -----------
Shares outstanding...................................      175,085       2,946
                                                      ------------ -----------
Net asset value, offering price and redemption value
 per share...........................................       $30.23      $13.55
                                                            ======      ======

                 See accompanying notes to financial statements

PaineWebber
Statement of Operations                      For the Year Ended March 31, 1999

                                                  Financial      Utility
                                                   Services      Income
                                                 Growth Fund      Fund
                                                 ------------  -----------
Investment income:
Dividends .....................................  $  8,420,897  $ 1,192,048
Interest.......................................     2,874,371      386,032
                                                 ------------  -----------
                                                   11,295,268    1,578,080
                                                 ------------  -----------
Expenses:
Investment advisory and administration.........     3,553,490      245,628
Service fees -- Class A........................       534,765       18,972
Service and distribution fees -- Class B.......     2,106,616      198,885
Service and distribution fees -- Class C.......       798,910       75,985
Transfer agency and service....................       384,320       34,635
Custody and accounting.........................       324,585       23,213
Federal and state registration fees............       192,444       54,908
Reports and notices to shareholders............        86,540       21,571
Legal and audit................................        77,050       71,616
Directors/Trustees' fees.......................        10,500       10,500
Other expenses.................................        73,158       10,122
                                                 ------------  -----------
                                                    8,142,378      766,035
                                                 ------------  -----------
Net investment income..........................     3,152,890      812,045
                                                 ------------  -----------
Realized and unrealized gains (losses) from
 investment transactions:
Net realized gains from investment
 transactions..................................    10,373,374    1,659,180
Net change in unrealized appreciation of
 investments...................................   (60,166,139)  (2,311,090)
                                                 ------------  -----------
Net realized and unrealized losses from
 investments...................................   (49,792,765)    (651,910)
                                                 ------------  -----------
Net increase (decrease) in net assets resulting
 from operations...............................  $(46,639,875) $   160,135
                                                 ============  ===========



                 See accompanying notes to financial statements

PaineWebber Financial Services Growth Fund Inc.
Statement of Changes in Net Assets

                                                       For the Years Ended
                                                            March 31,
                                                    ---------------------------
                                                        1999          1998
                                                    ------------  -------------
From operations:
Net investment income.............................  $  3,152,890  $   1,940,220
Net realized gains from investment transactions...    10,373,374     14,829,192
Net change in unrealized appreciation/depreciation
 of investments...................................   (60,166,139)    91,444,229
                                                    ------------  -------------
Net increase (decrease) in net assets resulting
 from operations..................................   (46,639,875)   108,213,641
                                                    ------------  -------------
Dividends and distributions to shareholders from:
Net investment income--Class A....................    (1,912,147)    (1,011,267)
Net investment income--Class B....................      (548,684)      (359,882)
Net investment income--Class C....................      (265,951)      (124,042)
Net investment income--Class Y....................       (48,437)           --
Net realized gains from investment transactions--
 Class A..........................................    (2,846,899)    (7,772,773)
Net realized gains from investment transactions--
 Class B..........................................    (3,007,950)    (6,470,964)
Net realized gains from investment transactions--
 Class C..........................................    (1,166,071)    (2,101,970)
Net realized gains from investment transactions--
 Class Y..........................................       (54,597)           --
                                                    ------------  -------------
Total dividends and distributions to shareholders.    (9,850,736)   (17,840,898)
                                                    ------------  -------------
From capital stock transactions:
Net proceeds from the sale of shares..............   424,377,598    400,986,234
Cost of shares repurchased........................  (365,190,187)  (174,767,137)
Proceeds from dividends reinvested................     8,988,686     15,912,449
                                                    ------------  -------------
Net increase in net assets from capital stock
 transactions.....................................    68,176,097    242,131,546
                                                    ------------  -------------
Net increase in net assets........................    11,685,486    332,504,289
Net Assets:
Beginning of year.................................   472,101,478    139,597,189
                                                    ------------  -------------
End of year (including undistributed net
 investment income of
 $1,100,359 and $886,107, respectively)...........  $483,786,964  $ 472,101,478
                                                    ============  =============



                 See accompanying notes to financial statements

PaineWebber Utility Income Fund
Statement of Changes in Net Assets

                                                      For the Years Ended
                                                           March 31,
                                                     -------------------------
                                                        1999          1998
                                                     -----------  ------------
From operations:
Net investment income............................... $   812,045  $    701,190
Net realized gains from investment transactions.....   1,659,180     1,915,598
Net change in unrealized appreciation/depreciation
 of investments.....................................  (2,311,090)    8,396,302
                                                     -----------  ------------
Net increase in net assets resulting from
 operations.........................................     160,135    11,013,090
                                                     -----------  ------------
Dividends to shareholders from:
Net investment income--Class A......................    (201,569)     (191,756)
Net investment income--Class B......................    (375,035)     (438,848)
Net investment income--Class C......................    (148,781)     (159,880)
Net Investment income--Class Y......................        (492)          --
                                                     -----------  ------------
Total dividends to shareholders.....................    (725,877)     (790,484)
                                                     -----------  ------------
From beneficial interest transactions:
Net proceeds from the sale of shares................   5,043,771    15,590,114
Cost of shares repurchased..........................  (7,642,154)  (23,344,027)
Proceeds from dividends reinvested..................     541,936       667,446
                                                     -----------  ------------
Net decrease in net assets from beneficial interest
 transactions.......................................  (2,056,447)   (7,086,467)
                                                     -----------  ------------
Net increase (decrease) in net assets...............  (2,622,189)    3,136,139
Net Assets:
Beginning of year...................................  37,154,240    34,018,101
                                                     -----------  ------------
End of year (including undistributed net investment
 income of $36,132 at March 31, 1999)............... $34,532,051  $ 37,154,240
                                                     ===========  ============



                 See accompanying notes to financial statements

Notes to Financial Statements
Organization and Significant Accounting Policies
 PaineWebber Financial Services Growth Fund Inc. ("Financial Services Growth Fund") and PaineWebber Utility Income Fund ("Utility Income Fund") (collective-ly, the "Funds") are registered with the Securities and Exchange Commission un-der the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. Financial Services Growth Fund was incorpo-rated in the state of Maryland on February 13, 1986 and Utility Income Fund is a series of PaineWebber Managed Investments Trust (collectively, the "Trusts") which was organized under Massachusetts law by a Declaration of Trust dated Au-gust 9, 1991 and November 21, 1986, respectively. Organizational costs have been deferred and amortized using the straight line method over a period not to exceed 60 months from the date the Funds commenced operations.

 Each Fund currently offers Class A, Class B, Class C and Class Y shares. Each class represents interests in the same assets of the applicable Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares approximately six years after issuance. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any.

 The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assump-tions that affect the reported amounts and disclosures in the financial state-ments. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

 Valuation of Investments--Securities which are listed on stock exchanges are valued at the last sales price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Man-agement Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser, administra-tor and distributor of the Funds. Securities traded in the over-the-counter ("OTC") market and listed on the Nasdaq Stock Market, Inc. ("Nasdaq") are val-ued at the last available sales price, or last bid price available if no sale occurs on Nasdaq prior to the time of valuation. Where market quotations are readily available, debt securities are valued thereon, provided such quotations adequately reflect the fair values of the securities in the judgment of Mitch-ell Hutchins. When market quotations are not readily available, securities are valued based upon appraisals derived from information concerning those securi-ties or similar securities received from recognized dealers in those securi-ties. The amortized cost method of valuation is used to value short-term debt instruments with sixty days or less remaining to maturity. Securities for which market quotations are not readily available including restricted securities subject to limitations as to their sale are valued at fair value as determined in good faith by, or under the direction of, the Fund's/Trusts' Board of Directors/Trustees.

 Repurchase Agreements--Each Fund's custodian takes possession of the collat-eral pledged for investments in repurchase agreements. The underlying collat-eral is valued daily on a mark-to-market basis to ensure that the value, in-cluding accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, each Fund has the right to liquidate the collateral and apply

Notes to Financial Statements
the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, reali-zation and/or retention of the collateral may be subject to legal proceedings. Each Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

 Investment Transactions and Investment Income--Investment transactions are re-corded on the trade date. Realized gains and losses from investment transac-tions are calculated using the identified cost method. Interest income is re-corded on an accrual basis. Dividend income is recorded on the ex-dividend date. Discounts are accreted and premiums are amortized as adjustments to in-terest income and the identified cost of investments.

 Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (af-ter adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

 Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex- dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differ-ences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of Risk

 Financial Services Growth Fund invests primarily in equity securities of fi-nancial services companies and Utility Income Fund invests primarily in securi-ties of utility companies. Economic, legislative and regulatory developments impacting those industries may affect the market value of each Fund's invest-ments. In addition, each Fund's ability to invest in U.S. dollar-denominated foreign equity securities and ability to use options and futures contracts also entail special risks.

Investment Adviser and Administrator

 Each Fund has an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as in-vestment adviser and administrator of the Funds. In accordance with the Advi-sory Contracts, Financial Services Growth Fund and Utility Income Fund pay Mitchell Hutchins an investment advisory and administration fee, which is ac-crued daily and paid monthly, at the annual rate of 0.70% of each Fund's aver-age daily net assets. At March 31, 1999, Financial Services Growth Fund and Utility Income Fund owed Mitchell Hutchins $292,521 and $20,830, respectively, in investment advisory and administration fees.

 For the year ended March 31, 1999, Financial Services Growth Fund and the Utility Income Fund paid $66,432 and $0, respectively, in brokerage commissions to PaineWebber for transactions executed on behalf of the Funds.

Notes to Financial Statements

Distribution Plans

 Mitchell Hutchins is the distributor of each Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under sepa-rate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Funds pay Mitchell Hutchins monthly service fees at an an-nual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares. At March 31, 1999, Fi-nancial Services Growth Fund and Utility Income Fund owed Mitchell Hutchins $281,699 and $24,978, respectively, in service and distribution fees.

 Mitchell Hutchins also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares. Mitchell Hutchins has informed each Fund that for the year ended March 31, 1999, it earned $2,677,286 and $22,513, in sales charges for the Financial Services Growth Fund and Utility Income Fund, respectively.

Security Lending

 Each Fund may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government se-curities in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accord-ingly. Each Fund will regain record ownership of loaned securities to exercise certain beneficial rights, however, each Fund may bear the risk of delay in re-covery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Fund receives compensation, which is included in inter-est income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the bor-rower plus reasonable administrative and custody fees. For the year ended March 31, 1999, Financial Services Growth Fund and Utility Income Fund earned $41,864 and $8,606, respectively, for lending secu-rities. Each Fund's lending agent is PaineWebber, which received compensation from the Funds for the year ended March 31, 1999 as follows:

       Financial Services Growth Fund............ $14,067
       Utility Income Fund....................... $ 2,868

 At March 31, 1999, Financial Services Growth Fund and the Utility Income Fund owed PaineWebber $733 and $252, respectively, in compensation as security lend-ing agent.

Notes to Financial Statements
 As of March 31, 1999, the Financial Services Growth Fund's custodian held cash and/or cash equivalents having an aggregate value of $42,014,500 as collateral for portfolio securities loaned having a market value of $40,196,444. The cash collateral was invested in a time deposit and money market funds:

 Number of
  Shares/
 Principal
  Amount                                                              Market
   (000)                                                               Value
 ---------                                                          -----------
            Dresdner Bank AG, Cayman Island Time Deposit, 5.063%,
 $25,000   due 04/01/99..........................................   $25,000,000
   1,118   Janus Investment Money Market Fund....................     1,117,698
  15,897   MH Money Market Fund LLC..............................    15,896,802
                                                                    -----------
 Total investments of cash collateral received for securities loaned (cost -- $42,014,500)....................................  $42,014,500
                                                                    ===========

 As of March 31, 1999, the Utility Income Fund held the following securities as non-cash collateral for portfolio securities loaned having a market value of $499,500:

 Principal
  Amount                                              Maturity Interest  Market
   (000)                                                Date     Rate    Value
 ---------                                            -------- -------- --------
 $580      U.S. Treasury Note.......................  08/15/03  5.750%  $591,194

Bank Line of Credit

 Each Fund may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for tempo-rary financing until the settlement of sale or purchase of portfolio securi-ties, the repurchase or redemption of shares of each Fund at the request of the shareholders and other temporary or emergency purposes. In connection there-with, each Fund has agreed to pay a commitment fee, pro rata, based on the rel-ative asset size of the Funds in the Facility. Interest is charged to each Fund at rates based on prevailing market rates in effect at the time of borrowings. For the year ended March 31, 1999, the Funds did not borrow under the Facility.

Transfer Agency Service Fees

 PaineWebber provides certain transfer agency related services to each Fund pursuant to a delegation of authority from PFPC, Inc., the Fund's transfer agent, and is compensated for these services by PFPC, Inc., not the Funds. For the year ended March 31, 1999, PaineWebber received from PFPC, Inc., not the Funds, approximately 53% and 49% of the total transfer agency service fees col-lected by PFPC, Inc. from Financial Services Growth Fund and Utility Income Fund, respectively.

Investments in Securities

 For federal income tax purposes, the cost of securities owned at March 31, 1999 was substantially the same as the cost of securities for financial state-ment purposes.

Notes to Financial Statements
 At March 31, 1999, the components of net unrealized appreciation of invest-ments were as follows:

                                                       Financial
                                                        Services     Utility
                                                         Growth       Income
                                                          Fund         Fund
                                                      ------------  ----------
Gross appreciation (investments having an excess of
 value over cost).................................... $ 84,226,303  $9,731,231
Gross depreciation (investments having an excess of
 cost over value)....................................  (10,986,333)   (646,117)
                                                      ------------  ----------
Net unrealized appreciation of investments........... $ 73,239,970  $9,085,114
                                                      ============  ==========

 For the year ended March 31, 1999, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

                                                         Financial
                                                          Services     Utility
                                                           Growth      Income
                                                            Fund        Fund
                                                        ------------ -----------
Purchases.............................................. $352,424,857 $ 6,814,388
Sales.................................................. $266,718,233 $11,525,495

Federal Tax Status

 Each Fund intend to distribute substantially all of their taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year sub-stantially all of their net investment income, capital gains and certain other amounts, if any, the Funds intend not to be subject to a federal excise tax.

 To reflect reclassifications for the Financial Services Growth Fund arising from permanent "book/tax" differences for the year ended March 31, 1999, undis-tributed net investment income was decreased by $163,419, accumulated net real-ized gains from investment transactions were increased by $53,103 and capital stock was increased by $110,316.

 To reflect reclassifications for the Utility Income Fund arising from perma-nent "book/tax" differences for the year ended March 31, 1999, accumulated net investment income was decreased by $28,237 and beneficial interest increased by $28,237.

 At March 31, 1999, Utility Income Fund had a net capital loss carryforward of $2,185,162 which will expire by March 31, 2004. To the extent such losses are used, as provided in the regulations, to offset future net realized capital gains, it is probable these gains will not be distributed.

Notes to Financial Statements
Capital Stock/Beneficial Interest

 There are 300 million shares of $0.001 par value common stock authorized for the Financial Services Growth Fund. Transactions in common stock were as fol-lows:

                          Class A                    Class B                   Class C                 Class Y
                  -------------------------  ------------------------  ------------------------  --------------------
                    Shares       Amount        Shares       Amount       Shares       Amount      Shares     Amount
                  ----------  -------------  ----------  ------------  ----------  ------------  --------  ----------
Financial Services Growth Fund
For the Year Ended
 March 31, 1999
Shares sold.....   7,542,064  $ 234,602,858   3,209,931  $ 99,463,482   2,728,837  $ 83,914,734   202,297  $6,396,524
Shares
 repurchased....  (7,526,690)  (231,874,337) (2,387,230)  (70,678,092) (2,048,835)  (61,701,102)  (30,708)   (936,656)
Shares converted
 from Class B to
 Class A........     351,974     11,009,415    (362,660)  (11,009,415)        --            --        --          --
Dividends
 reinvested.....     141,796      4,241,108     112,654     3,277,100      47,112     1,367,649     3,442     102,829
                  ----------  -------------  ----------  ------------  ----------  ------------  --------  ----------
Net increase....     509,144  $  17,979,044     572,695  $ 21,053,075     727,114  $ 23,581,281   175,031  $5,562,697
                  ==========  =============  ==========  ============  ==========  ============  ========  ==========
For the Year
 Ended March 31, 1998
Shares sold.....   5,407,560  $ 158,699,017   5,117,213  $148,855,573   3,254,668  $ 93,429,844        54      $1,800
Shares
 repurchased....  (3,295,366)   (96,214,614)   (827,002)  (23,973,587) (1,909,873)  (54,578,936)        -           -
Shares converted
 from Class B to
 Class A........     230,973      6,872,851    (237,222)   (6,872,851)     -            -               -           -
Dividends
 reinvested.....     249,050      7,491,415     213,881     6,266,712      73,652     2,154,322         -           -
                  ----------  -------------  ----------  ------------  ----------  ------------  --------  ----------
Net increase....   2,592,217  $  76,848,669   4,266,870  $124,275,847   1,418,447  $ 41,005,230        54      $1,800
                  ==========  =============  ==========  ============  ==========  ============  ========  ==========


 There is an unlimited amount of $0.001 par value shares of beneficial interest authorized for the Utility Income Fund. Transactions in shares of beneficial interest were as follows:


                          Class A                    Class B                   Class C                 Class Y
                  -------------------------  ------------------------  ------------------------  --------------------
                    Shares       Amount        Shares       Amount       Shares       Amount      Shares     Amount
                  ----------  -------------  ----------  ------------  ----------  ------------  --------  ----------
Utility Income
 Fund
For the Year
 Ended March 31,
 1999
Shares sold.....      18,839  $     254,264     153,918  $  2,071,525     198,842  $  2,678,220     2,964  $   39,762
Shares
 repurchased....    (112,877)    (1,521,717)   (254,192)   (3,414,583)   (201,958)   (2,705,118)      (53)       (736)
Shares converted
 from Class B to
 Class A........      50,414        680,729     (50,459)     (680,729)     --           --          --         --
Dividends
 reinvested.....      11,343        154,177      20,004       271,487       8,546       115,780        35         492
                  ----------  -------------  ----------  ------------  ----------  ------------  --------  ----------
Net increase
 (decrease).....     (32,281) $    (432,547)   (130,729) $ (1,752,300)      5,430  $     88,882     2,946  $   39,518
                  ==========  =============  ==========  ============  ==========  ============  ========  ==========
For the Year
 Ended March 31,
 1998
Shares sold.....      98,175  $   1,159,314     124,629  $  1,530,954   1,084,440  $ 12,899,846
Shares
 repurchased....    (198,661)    (2,252,444)   (594,162)   (6,745,575) (1,211,968)  (14,346,008)
Shares converted
 from Class B to
 Class A........      63,785        757,256     (63,778)     (757,256)     --           --
Dividends
 reinvested.....      14,319        167,830      31,301       364,143      11,616       135,473
                  ----------  -------------  ----------  ------------  ----------  ------------
Net decrease....     (22,382) $    (168,044)   (502,010) $ (5,607,734)   (115,912) $ (1,310,689)
                  ==========  =============  ==========  ============  ==========  ============

PaineWebber Financial Services Growth Fund Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each period is presented below:

                                                Class A
                             ---------------------------------------------------
                                   For the Years Ended March 31,
                             ----------------------------------------------
                               1999       1998     1997     1996     1995
                             --------   --------  -------  -------  -------
Net asset value, beginning
 of period.................    $33.56     $23.41   $21.16   $17.11   $16.92
                             --------   --------  -------  -------  -------
Net investment income......      0.33@      0.20     0.18     0.30     0.25
Net realized and unrealized
 gains (losses) from
 investments...............     (2.96)@    11.75     5.69     6.25     1.34
                             --------   --------  -------  -------  -------
Net increase (decrease)
 from investment
 operations................     (2.63)     11.95     5.87     6.55     1.59
                             --------   --------  -------  -------  -------
Dividends from net
 investment income.........     (0.28)     (0.21)   (0.23)   (0.29)   (0.13)
Distributions from net
 realized gains from
 investment transactions...     (0.41)     (1.59)   (3.39)   (2.21)   (1.27)
                             --------   --------  -------  -------  -------
Total dividends and
 distributions.............     (0.69)     (1.80)   (3.62)   (2.50)   (1.40)
                             --------   --------  -------  -------  -------
Net asset value, end of
 period....................    $30.24     $33.56   $23.41   $21.16   $17.11
                             ========   ========  =======  =======  =======
Total investment return
 (1).......................     (7.81)%    51.92%   28.72%   39.02%   10.22%
                             ========   ========  =======  =======  =======
Ratios/Supplemental Data:
Net assets, end of period
 (000's)...................  $204,433   $209,818  $85,661  $64,003  $49,295
Expenses to average net
 assets....................      1.17%      1.17%    1.52%    1.37%    1.45%
Net investment income to
 average net assets........      1.07%      1.12%    0.90%    1.50%    1.40%
Portfolio turnover rate....        59%        23%      40%      53%      14%

---------
* Annualized.
+ Commencement of issuance of shares.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges or program fees; results would be lower if sales charges or program fees were included. Total investment return for periods less than one year has not been annualized.
@ Calculated using the average monthly shares outstanding for the year.

                      Class B                                       Class C                                  Class Y
---  ----------------------------------------------  ------------------------------------------  --------------------------------
           For the Years Ended March 31,                 For the Years Ended March 31,            For the Year   For the Period
---  ----------------------------------------------  ------------------------------------------      Ended       March 30, 1998+
       1999       1998     1997     1996     1995     1999      1998     1997     1996    1995   March 31, 1999 to March 31, 1998
---  --------   --------  -------  -------  -------  -------   -------  -------  ------  ------  -------------- -----------------
       $32.62     $22.87   $20.75   $16.85   $16.71  $ 32.56    $22.84   $20.75  $16.86  $16.71      $33.56          $33.22
     --------   --------  -------  -------  -------  -------   -------  -------  ------  ------      ------          ------
         0.09@      0.09     0.04     0.13     0.11     0.08@     0.12     0.06    0.12    0.11        0.34@           0.00
        (2.87)@    11.34     5.53     6.16     1.33    (2.86)@   11.28     5.51    6.16    1.33       (2.89)@          0.34
     --------   --------  -------  -------  -------  -------   -------  -------  ------  ------      ------          ------
        (2.78)     11.43     5.57     6.29     1.44    (2.78)    11.40     5.57    6.28    1.44       (2.55)           0.34
     --------   --------  -------  -------  -------  -------   -------  -------  ------  ------      ------          ------
        (0.08)     (0.09)   (0.06)   (0.18)   (0.03)   (0.09)    (0.09)   (0.09)  (0.18)  (0.02)      (0.37)            --
        (0.41)     (1.59)   (3.39)   (2.21)   (1.27)   (0.41)    (1.59)   (3.39)  (2.21)  (1.27)      (0.41)            --
     --------   --------  -------  -------  -------  -------   -------  -------  ------  ------      ------          ------
        (0.49)     (1.68)   (3.45)   (2.39)   (1.30)   (0.50)    (1.68)   (3.48)  (2.39)  (1.29)      (0.78)            --
     --------   --------  -------  -------  -------  -------   -------  -------  ------  ------      ------          ------
       $29.35     $32.62   $22.87   $20.75   $16.85  $ 29.28    $32.56   $22.84  $20.75  $16.86      $30.23          $33.56
     ========   ========  =======  =======  =======  =======   =======  =======  ======  ======      ======          ======
        (8.51)%    50.80%   27.74%   37.97%    9.37%   (8.50)%   50.76%   27.74%  37.92%   9.34%      (7.57)%          1.02%
     ========   ========  =======  =======  =======  =======   =======  =======  ======  ======      ======          ======
     $195,392   $198,473  $41,579  $28,147  $16,368  $78,670   $63,809  $12,357  $6,989  $4,160      $5,292              $2
         1.94%      1.92%    2.27%    2.12%    2.22%    1.94%     1.92%    2.28%   2.14%   2.23%       0.90%           0.80%*
         0.29%      0.37%    0.15%    0.74%    0.67%    0.27%     0.36%    0.15%   0.72%   0.61%       1.22%           0.00%*
           59%        23%      40%      53%      14%      59%       23%      40%     53%     14%         59%             23%

PaineWebber Utility Income Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                              Class A
                          -----------------------------------------------------
                                For the             For the       For the
                              Years Ended         Four Months   Years Ended
                               March 31,             Ended     November 30,
                          ----------------------   March 31,  -----------------
                           1999    1998    1997      1996      1995      1994
                          ------  ------  ------  ----------- -------   -------
Net asset value,
 beginning of period....  $13.79  $10.20  $ 9.76    $ 9.77     $ 8.31    $ 9.66
                          ------  ------  ------    ------    -------   -------
Net investment income...    0.39    0.33    0.34      0.15       0.47      0.48
Net realized and
 unrealized gains
 (losses) from
 investments............   (0.22)   3.61    0.41       --        1.44     (1.31)
                          ------  ------  ------    ------    -------   -------
Net increase (decrease)
 from investment
 operations.............    0.17    3.94    0.75      0.15       1.91     (0.83)
                          ------  ------  ------    ------    -------   -------
Dividends from net
 investment income......   (0.36)  (0.35)  (0.31)    (0.16)     (0.45)    (0.52)
                          ------  ------  ------    ------    -------   -------
Net asset value, end of
 period.................  $13.60  $13.79  $10.20    $ 9.76     $ 9.77    $ 8.31
                          ======  ======  ======    ======    =======   =======
Total investment return
 (1)....................    1.24%  39.15%   7.83%     1.46%     23.64%    (8.76)%
                          ======  ======  ======    ======    =======   =======
Ratios/Supplemental
 Data:
Net assets, end of
 period (000's).........  $7,308  $7,856  $6,039    $9,416    $10,750   $12,532
Expenses to average net
 assets, net of waivers
 from adviser...........    1.59%   1.92%   1.93%     1.09%*     1.49%     1.58%
Expenses to average net
 assets, before waivers
 from adviser...........    1.59%   1.92%   2.00%     1.44%*     1.49%     1.58%
Net investment income to
 average net assets, net
 of waivers from
 adviser................    2.90%   2.77%   3.27%     4.26%*     5.13%     5.49%
Net investment income to
 average net assets,
 before waivers from
 adviser................    2.90%   2.77%   3.20%     3.91%*     5.13%     5.49%
Portfolio turnover rate.      21%     10%     41%       21%        30%       92%

---------
* Annualized.
+ Commencement of issuance of shares.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges or program fees; results would be lower if sales changes or program fees were included. Total investment return for periods of less than one year has not been annualized.

                      Class B                                                 Class C                               Class Y
-------------------------------------------------------   ----------------------------------------------------   --------------
        For the              For the    For the Years           For the             For the    For the Years
      Years Ended          Four Months      Ended             Years Ended         Four Months      Ended         For the Period
       March 31,              Ended     November 30,           March 31,             Ended     November 30,      September 10,
-------------------------   March 31,  ----------------   ----------------------   March 31,  ----------------      1998+ to
 1999     1998     1997       1996      1995     1994      1999    1998    1997      1996      1995     1994     March 31, 1999
-------  -------  -------  ----------- -------  -------   ------  ------  ------  ----------- -------  -------   --------------
 $13.79   $10.20   $ 9.75     $ 9.77    $ 8.31   $ 9.65   $13.78  $10.20  $ 9.75     $ 9.77    $ 8.31   $ 9.65       $12.55
------   -------  -------    -------   -------  -------   ------  ------  ------    -------   -------  -------       ------
   0.29     0.25     0.26       0.12      0.40     0.42     0.28    0.23    0.25       0.12      0.40     0.42         0.24
  (0.23)    3.60     0.42      (0.01)     1.45    (1.31)   (0.22)   3.61    0.43      (0.01)     1.45    (1.31)        1.03
------   -------  -------    -------   -------  -------   ------  ------  ------    -------   -------  -------       ------
   0.06     3.85     0.68       0.11      1.85    (0.89)    0.06    3.84    0.68       0.11      1.85    (0.89)        1.27
------   -------  -------    -------   -------  -------   ------  ------  ------    -------   -------  -------       ------
  (0.25)   (0.26)   (0.23)     (0.13)    (0.39)   (0.45)   (0.26)  (0.26)  (0.23)     (0.13)    (0.39)   (0.45)       (0.27)
------   -------  -------    -------   -------  -------   ------  ------  ------    -------   -------  -------       ------
 $13.60   $13.79   $10.20     $ 9.75    $ 9.77   $ 8.31   $13.58  $13.78  $10.20     $ 9.75    $ 9.77   $ 8.31       $13.55
======   =======  =======    =======   =======  =======   ======  ======  ======    =======   =======  =======       ======
   0.49%   38.13%    7.05%      1.10%    22.73%   (9.35)%   0.44%  38.09%   7.06%      1.10%    22.71%   (9.36)%      10.14%
======   =======  =======    =======   =======  =======   ======  ======  ======    =======   =======  =======       ======
$19,484  $21,562  $21,071    $34,765   $37,554  $37,156   $7,700  $7,736  $6,909    $11,072   $12,222  $13,922          $40
   2.35%    2.68%    2.69%      1.85%*    2.23%    2.33%    2.35%   2.68%   2.70%      1.85%*    2.24%    2.32%        1.25%*
   2.35%    2.68%    2.76%      2.20%*    2.23%    2.33%    2.35%   2.68%   2.76%      2.20%*    2.24%    2.32%        1.25%*
   2.16%    2.05%    2.51%      3.51%*    4.37%    4.72%    2.13%   1.99%   2.51%      3.50%*    4.37%    4.69%        2.57%*
   2.16%    2.05%    2.44%      3.16%*    4.37%    4.72%    2.13%   1.99%   2.44%      3.15%*    4.37%    4.69%        2.57%*
     21%      10%      41%        21%       30%      92%      21%     10%     41%        21%       30%      92%          21%

PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.
PAINEWEBBER UTILITY INCOME FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

The Boards of Trustees/Directors and Shareholders

 We have audited the accompanying statement of assets and liabilities, includ-ing the portfolios of investments, of PaineWebber Financial Services Growth Fund, Inc., and PaineWebber Utility Income Fund as of March 31, 1999, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These fi-nancial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these finan-cial statements and financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned at March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall fi-nancial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PaineWebber Financial Services Growth Fund, Inc. and PaineWebber Utility Income Fund at March 31, 1999, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
May 14, 1999

PaineWebber Financial Services Growth Fund Inc. PaineWebber Utility Income Fund Tax Information (unaudited)

 We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of each Fund's fiscal year end (March 31, 1999) as to federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that the following distribu-tions paid during the fiscal year by the Funds were derived from the following sources:

                                                             Financial
                                                             Services  Utility
                                                              Growth   Income
Per Share Data:                                                Fund     Fund
---------------                                              --------- -------
Net investment income*
  Class A...................................................  $0.2780  $0.3578
  Class B...................................................   0.0755   0.2547
  Class C...................................................   0.0944   0.2577
  Class Y...................................................   0.3672   0.2735
  Short-term capital gains*.................................   0.0290      --
  Long-term capital gains...................................   0.3849      --
  Percentage of ordinary income dividends qualifying for the dividends received deduction available to corporate
   shareholders.............................................    93.49%  100.00%

*Taxable as ordinary income

 Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information re-porting.

 Since each Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 1999. Such notifications, which will reflect the amount to be used by calendar year taxpayers on their federal in-come tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2000. Shareholders are advised to consult their own tax ad-visers with respect to the tax consequences of their investment in each of the Funds.

                        [This Page Intentionally Blank]

                        [This Page Intentionally Blank]

                        [This Page Intentionally Blank]

                                                                   ANNUAL REPORT



DIRECTORS / TRUSTEES

E. Garrett Bewkes, Jr.
Chairman

Margo N. Alexander

Richard Q. Armstrong

Richard R. Burt

Mary C. Farrell

Meyer Feldberg

George W. Gowen

Frederic V. Malek

Carl W. Schafer

Brian M. Storms

PRINCIPAL OFFICERS

Margo N. Alexander
President

Victoria E. Schonfeld
Vice President

Dianne E. O'Donnell
Vice President and Secretary

Paul H. Schubert
Vice President and Treasurer

Julieanna M. Berry
Vice President

James F. Keegan
Vice President

Mark A. Tincher
Vice President

INVESTMENT ADVISER,
ADMINISTRATOR AND DISTRIBUTOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019


This report is not to be used in connection with the offering of shares of the Funds unless accompanied or preceded by an effective prospectus.

A prospectus containing more complete information for any of the Funds listed on the back cover can be obtained from a PaineWebber Financial Advisor or correspondent firm. Read the prospectus carefully before investing.

====
PaineWebber offers a family of 27 funds which encompass a diversified range of investment goals.

BOND FUNDS
* High Income Fund
* Investment Grade Income Fund
* Low Duration U.S. Government Income Fund
* Strategic Income Fund
* U.S. Government Income Fund

TAX-FREE BOND FUNDS
* California Tax-Free Income Fund
* Municipal High Income Fund
* National Tax-Free Income Fund
* New York Tax-Free Income Fund

STOCK FUNDS
* Financial Services Growth Fund
* Growth Fund
* Growth and Income Fund
* Mid Cap Fund
* Small Cap Fund
* S&P 500 Index Fund
* Tax-Managed Equity Fund
* Utility Income Fund

ASSET ALLOCATION FUNDS
* Balanced Fund
* Tactical Allocation Fund

GLOBAL FUNDS
* Asia Pacific Growth Fund
* Emerging Markets Equity Fund
* Global Equity Fund
* Global Income Fund

MITCHELL HUTCHINS PORTFOLIOS
* Aggressive Portfolio
* Moderate Portfolio
* Conservative Portfolio

PAINEWEBBER MONEY MARKET FUND


                                  PaineWebber
                        (C)1999 PaineWebber Incorporated
                                   Member SIPC


PaineWebber


  ==========================

  FINANCIAL
  SERVICES
  GROWTH FUND INC.

  UTILITY
  INCOME FUND

                                  ANNUAL REPORT


  MARCH 31, 1999